EXHIBIT 23(H)(I)(C)


                                AMENDED EXHIBIT A

         THIS EXHIBIT A, amended and restated as of October 20, 2008, is Exhibit A to that certain Transfer Agency Services Agreement dated as of November 1, 1999 between PNC Global Investment Servicing (U.S.) Inc. (formerly, PFPC Inc.) and WT Mutual Fund.

-------------------------------------------------------------- -------------------------------------------------------
Wilmington Short/Intermediate-Term Bond Fund                   Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Broad Market Bond Fund                              Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Municipal Bond Fund                                 Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Large-Cap Value Fund                                Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Small-Cap Core Fund                                 Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Multi-Manager Real Asset Fund                       Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Multi-Manager International Fund                    Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Multi-Manager Large-Cap Fund                        Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Multi-Manager Small-Cap Fund                        Institutional Shares
                                                                        A Shares
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Large-Cap Growth Fund                               Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Prime Money Market Fund                             Institutional Shares (formerly, Investor Shares)
                                                               Service Shares
                                                               W Shares
-------------------------------------------------------------- -------------------------------------------------------
Wilmington U.S. Government Money Market Fund                   Institutional Shares (formerly, Investor Shares)
                                                               Service Shares
                                                               W Shares
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Tax - Exempt Money Market Fund                      Institutional Shares (formerly, Investor Shares)
                                                               W Shares
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Aggressive Asset Allocation Fund                    Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Moderate Asset Allocation Fund                      Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Conservative Asset Allocation Fund                  Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
Wilmington ETF Allocation Fund                                 Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------